AZZ Inc. Investor Presentation August 2020

INVESTOR PRESENTATION Safe Harbor Statement Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; delays in our supply chain vendors; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 29, 2020 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. 2

AZZ
INVESTOR PRESENTATION

Overview

AZZ is a global provider of galvanizing and metal coating services, welding solutions, specialty electrical equipment and highly engineered services to the power generation, transmission, distribution, refining and industrial markets.

Solid Operating History

- 33 Consecutive Years of Profitability
- Revenue 10-year CAGR – 12%
- Significant Cash Generation
- Industry Leading Operating Margins
- Solid Balance Sheet
- Debt to Equity Ratio: 0.32x

Significant Barriers to Entry

- Largest North American Galvanizer
- 48 Metal Coatings Plants
- Large Network of Plants – Economies of Scale and Quick Turnarounds (<24hrs)
- ~4,000 Customers
- DGS: High-tech Solutions Outperform Competitors

Strong Performance

- Double Digit Top- and Bottom-Line Growth
- Record Fiscal Year 2020 Revenue: $1.1 Billion, up 14.5%
- Adjusted Net Income: $71.3 million, up 39%
- Adjusted EBITDA: $156.3 million, up 22%

Valuation

- Trading Discount to Comparable Group:
- EV/EBITDA: 33%
- EV/Sales: 25%

*Data as of July 6, 2020

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INVESTOR PRESENTATION AZZ at a Glance Company Profile Fiscal Year 2020 Results Headquarters Ft. Worth, Texas By Sales By Operating Income (in millions) (in millions) FY2020 Sales $1.06 Billion $32,845 23% Market Cap* $910 million $562,828 $498,989 53% 47% $107,926 77% Facilities 65 Total Metal Coatings Energy Metal Coatings Energy 3,923 Employees* *As of August 13, 2020 4

INVESTOR PRESENTATION COVID-19 Update Impact on Financial  Suspended previously issued FY2021 guidance Results  Energy platform has been negatively affected by turnaround deferrals and lower project bookings due to customer slow-downs  Cash balance of $26.4 million as of Q1 FY 2021 Balance Sheet /  Debt balance of $219.0 million at end of Q1 FY2021, EBITDA of $24.5 million at end of Q1 FY2021 Liquidity  Available debt capacity of $342.3 million on revolving credit facility at end of Q1 FY2021  North America – All plants remain open and operating  Continued travel limitations Operational Impacts  Monitoring and adhering to WHO, CDC, and state agency guidelines for cleaning and disinfecting, social distancing, health and safety, PPE  Temporarily suspended revolving debt payments during Q1 FY2021 to accumulate cash on Balance Sheet Mitigation  Adjusted personnel to align to reduced customer volume utilizing state work-share programs, furloughs and where necessary Efforts reductions in force  Accessed Cares Act provision for deferrals of employer portion of FICA taxes to 2022 and 2023  Paid quarterly dividends in Q4 FY2020, and Q1 FY2021 Capital Allocation  No share repurchases during Q1 FY2021 Decisions  Continuing to support capital expenditures for safety and growth initiative projects Situational  AZZ’s Leadership team continues to be direct contact with the White House, CDC, and other state and governmental agencies. Awareness 5

INVESTOR PRESENTATION Strategic Direction • Long term strategy to grow Metal Coatings organically and with a robust acquisition program, while targeting 21-23% Operating Margins • Focus on operating excellence and providing outstanding customer service • Assumes continued inorganic growth in both Galvanizing and Surface Technologies • Energy will focus on operational excellence (target operating margins 10-15% range) and profitable growth in its core businesses while divesting or exiting the non-core • Specialty Welding will grow through international expansion, offering the best customized welding technology, and reducing dependence on the nuclear market space • Electrical businesses will focus on improving profitability and focus more on domestic market growth 6

INVESTOR PRESENTATION Metal Coatings Energy Segment Galvanizing, Surface Technologies Electrical Products Industrial Solutions 1 2 3 Multiple Infrastructure Markets Industrial, T&D, Power, Electric Utility Refinery & Power Hot Dip Galvanizing E-houses, Switchgear, Medium and Specialty Welding, Powder Coating, Plating, Anodizing High Voltage Bus Duct, Hazardous Duty Maintenance & Repair Services Lighting, Tubular Products 7

INVESTOR PRESENTATION Metal Coatings The Metal Coatings Segment provides hot-dip 1 galvanizing, powder coating, plating and other metal coatings to the steel fabrication industry through 48 facilities located throughout the United States and Canada 8

INVESTOR PRESENTATION Electrical Utilities Industrial OEMs Recreation Petrochemical Agriculture Bridge & Highway Construction 9

INVESTOR PRESENTATION Metal Coatings’ leading hot-dip galvanizing market position in North America offers adjacency opportunities in corrosion protection. North America’s largest galvanizer • 41 locations throughout the U.S. and Canada • Differentiate on service & quality Expand into market Inorganic growth: adjacencies in North America: • Grow share of wallet by offering • Continue to acquire Hot-Dip galvanizing additional services: and Surface Technologies capabilities in select markets within North America. • Powder coating, plating, anodizing, spinning, etc. • Several opportunities in the pipeline. New Product Introduction • Leverage galvanizing expertise to launch new products to support North American infrastructure renewal. • Spin galvanizing. 10

INVESTOR PRESENTATION The Energy Segment is a manufacturer of specialty electrical equipment focusing on safe and reliable transmission of power from generation sources to end customers, and a specialty welding service provider that ensures the safety and reliability of critical infrastructure in the energy markets worldwide 11

AZZ
INVESTOR PRESENTATION

2 AZZ builds, maintains, rehabilitates and strengthens electrical and industrial infrastructure globally

Enclosure Systems



- Manufacturer of custom modular electrical buildings ("e-houses"), as well as relay panels
- Ballistic, HEMP options
- 3 U.S. locations (Pittsburg, Kansas, Chattanooga, Tennessee, and Millington, Maryland) serving 48 contiguous states and Canada

- Utility
- Transmission & Distribution
- Industrial
- Data Center
- Energy Storage

Switchgear Systems



- Leading independent provider of 38kV switchgear
- Integration of customer furnished equipment
- Padmount and Arc-Resistant Switchgear
- 2 U.S. locations (Fulton, Missouri and Oshkosh, Wisconsin) serving 48 contiguous states and Canada

- Utility
- Transmission & Distribution
- Industrial

High Voltage Bus



- Global leader in high-voltage SF6 gas insulated bus products
- Voltage ranges from 115kV to 1,200kV
- Location in Medway, Massachusetts and China serving worldwide market

- Transmission & Distribution

Medium Voltage Bus



- Innovative medium voltage bus duct products to meet a variety of demands
- Product line includes isolated phase duct, segregated and non-segregated phase duct
- Manufacturing location in Jackson, Mississippi

- Power Generation
- Transmission & Distribution
- Industrial

Hazardous Duty Lighting



- Harsh and Hazardous Duty Lighting manufacturer with 75 year history
- LED, HID, and incandescant product lines
- Manufacturing location in Houston, Texas serving the worldwide market

- Food Processing
- Oil and gas drilling
- Industrial

Tubular Products



- Producer of API tubular products from 1" through 2 1/16"
- Full length tubing as well as pup-joints
- Manufacturing location in Crowley, Texas serving the worldwide market

- Oil and gas drilling

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INVESTOR PRESENTATION Worldwide leader in developing and delivering specialized maintenance solutions through automated welding, weld cladding and weld overlay technologies that extend the lifetime and 3 maximize the value of assets throughout the energy industry. Coke Drum Repair Waterwall Services Heater and Furnace Services Boiler Services Pressure Vessel Services Pipe and Piping Services • Industry leading life • World's largest • Specialized machine • Boiler life extension • Permanent repair • The largest provider extension and repair installed base for the welding solutions solutions that are solutions that extend of machine orbital processes to address mitigation of fireside specifically configured industry standards. operational lifespan of pipe welding services low cycle fatigue corrosion. to address difficult U- a wide range of for refineries and failure in coke drums. bend welds found in pressure vessels. other power heaters and furnaces. generation plants. 13

Financial Overview 14

INVESTOR PRESENTATION Capital Allocation Focused on Growth In millions FY2020 Capital Deployment • New business and product lines $60.6 Capital • Systems and technology Expenditures • Safety, Health and Environmental • Strategic fit Growth • Accretive within the first year Acquisitions • North American market focus $35.0 • Resumed share purchases in fourth Share quarter of FY2020 • Suspended share repurchases $17.8 Repurchases during Q1 FY2021 $5.8 • Continued to pay quarterly Dividends dividends in Q4 FY2020, and Q1 FY2021 Shareholder Return Shareholder Capital Expenditures Acquisitions Share Repurchases Dividends 15

INVESTOR PRESENTATION Full Year Financial Guidance FY2021 Range Key Drivers: In millions , except for EPS Metal Coatings:  COVID-19 impact on future quarters Revenue $970-$1,060  Lower zinc costs & Digital Galvanizing System Suspended FY2021 Guidance Energy: $2.65-$3.15  Fall refining turnaround uncertainty Earnings Per Share  Refinery utilization remains low  Order uncertainty for Electrical equipment 16

AZZ INVESTOR PRESENTATION

Q1 FY2021 Summary - Consolidated

In $millions, except per share amounts

Revenue

-26.2%


$289.1
$213.3
FY2020
FY2021

- Lack of spring refining turnarounds
- Slowing electrical product demand
- Lower Surface Technologies activity

Net Income

-74.0%


$21.3
$5.5
FY2020
FY2021

- Industrial operating leverage
- Low demand for Surface Technologies
- Reduced corporate expenditures

Diluted EPS

-73.9%


$0.81
$0.21
FY 2020
FY2021

- Improved use of cash
- Working Capital consistency
- Continued payment of dividends

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AZZ
INVESTOR PRESENTATION

Q1 FY2021 Segment Results – Metal Coatings

In millions $ except percentages

Key Statistics

FY2020 Revenue	$122.2
Organic	$(7.6)
Acquisitions	$4.4
FY2021 Revenue	$119.0

Revenue

-2.6%


$122.2
$119.0
FY2020
FY2021

Operating Income

-14.7%


$29.4
$25.1
FY2020
FY2021

Operating Margin

-300 bps


24.1%
21.1%
FY2020
FY2021

Segment Summary:

- Galvanizing business remained open for business as “essential infrastructure”
- Revenue decline driven by COVID-19 impact – Surface Technologies customers temporarily shuttered operations
- Lower zinc costs in Galvanizing were offset by lower productivity levels at Surface Technologies
- Operating Margins of 21.1%, compared to 24.1% for same quarter in the prior year result of inefficiencies due to COVID-19

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INVESTOR PRESENTATION Q1 FY2021 Segment Results – Energy In millions $ except percentages Revenue Operating Income Operating Margin Key Statistics -43.5% -108.3% -860 bps $167.0 FY 2020 Revenue $167.0 $12.6 7.5% FY2020 Book to Ship .82 to 1 $94.3 FY2021 Revenue $94.3 FY2021 Book to Ship .89 to 1 -$1.0 -1.1% FY2020 FY2021 FY2020 FY2021 FY2020 FY2021 Segment Summary: • Industrial Platform impacted by delay of spring turnarounds • Unable to reduce costs in line with significantly lower demand in Industrial sector • Electrical orders down due to lower demand for our products as customers delayed placing orders • China backlog shipped at a slower pace due to COVID-19 restrictions 19

INVESTOR PRESENTATION 20

Thank You